UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2008

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 12, 2008, Grubb & Ellis Realty Investors, LLC, or GERI, the managing member of Grubb & Ellis Apartment REIT Advisor, LLC, or our advisor, entered into a Purchase and Sale Agreement, or the Creekside Agreement, with Atlanta Creekside Gardens Associates, LLC, an unaffiliated third party, or the Creekside Seller, for the purchase of Creekside Crossing Apartments, located in Atlanta, Georgia, or the Creekside property, for a purchase price of $25,400,000.

On June 18, 2008, GERI, executed a First Amendment to Purchase and Sale Agreement, or the Creekside Amendment, with the Creekside Seller. The material terms of the Creekside Amendment expanded Section 1.6 – Intangible Property to specifically include the name "Creekside Crossing."

On June 26, 2008, GERI executed a Purchase and Sale Agreement Assignment, or the Creekside Assignment, assigning its rights, title and interest as the buyer in the Creekside Agreement, as amended, to G&E Apartment REIT Creekside Crossing, LLC, our subsidiary.

On June 26, 2008, we acquired the Creekside property for a purchase price of $25,400,000, plus closing costs. We financed the purchase price with a secured loan of $17,000,000, or the Creekside loan, from Federal Home Loan Mortgage Corporation, without Recourse, or Freddie Mac, and $9,487,000 in borrowings under a loan from Wachovia Bank, National Association, or Wachovia, or the Wachovia loan, (the Creekside loan and Wachovia loan are described in Item 2.03 below). An acquisition fee of $762,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate.

On June 23, 2008, GERI enter into a Purchase and Sale Agreement, or the Kedron Agreement, with AMLI at Peachtree City-Phase I, LLC and AMLI at Peachtree City-Phase II, LLC, unaffiliated third parties, for the purchase of AMLI at Kedron Village, located in Peachtree City, Georgia, or the Kedron property, and AMLI at Peachtree City, located in Peachtree City, Georgia, or the Peachtree property, for a total purchase price of $66,200,000, with allocated purchase prices of $29,600,000 for the Kedron property and $36,600,000 for the Peachtree property.

On June 27, 2008, GERI executed a Sale Agreement Assignment, or the Kedron Assignment, assigning its rights, title and interest as the buyer of the Kedron property in the Kedron Agreement, as amended, to G&E Apartment REIT Kedron Village, LLC, our subsidiary.

On June 27, 2008, we acquired the Kedron property for a purchase price of $29,600,000, plus closing costs. We financed the purchase price with a secured loan of $20,000,000 from Freddie Mac, or the Kedron loan, $6,513,000 in borrowings under the Wachovia loan, a $3,700,000 unsecured loan from NNN Realty Advisors, Inc., or NNN Realty Advisors, an indirect, wholly owned subsidiary of our sponsor, Grubb & Ellis Company (the Kedron loan, Wachovia loan and unsecured loan are described in Item 2.03 below) and the remaining balance from funds raised through our initial public offering. An acquisition fee of $888,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate.

The above descriptions of the Creekside Agreement, Creekside Amendment, Creekside Assignment, Kedron Agreement and Kedron Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Creekside Loan

On June 26, 2008, we, through G&E Apartment REIT Creekside Crossing, LLC, entered into a secured loan, or the Creekside loan, with Freddie Mac. The Creekside loan is evidenced by a Multifamily Note in the principal amount of $17,000,000, or the Creekside Note, and is secured by both a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, conveying the Creekside property and granting a security interest in its fixtures and personal property, or the Creekside Deed, as well as a Guaranty executed by us as the guarantor of the Creekside loan, or the Creekside Guaranty. The Creekside loan matures on July 1, 2015 and bears interest at an adjustable interest rate, as defined in the Creekside Note; however, in no event will the adjustable interest rate exceed 6.5% per annum. The Creekside loan provides for interest-only payments due on the first day of each calendar month, beginning on August 1, 2008. If any monthly installment that is due is not received by the lender within five days after the installment is due, the Creekside loan provides for a late charge equal to 5.0% of such monthly installment. In the event of default, the Creekside loan also provides for a default interest rate of 4.0% above the adjustable interest rate, or the maximum interest rate permitted by applicable law. The Creekside loan may be prepaid in whole but not in part, subject to a prepayment premium. In the event of prepayment, the amount of prepayment premium will be paid according to the prepayment premium schedule listed in the Creekside Note. The Creekside loan documents contain customary representations, warranties, covenants and indemnities.

Kedron Loan

On June 27, 2008, we, through G&E Apartment REIT Kedron Village, LLC, entered into a secured loan, or the Kedron loan, with Freddie Mac. The Kedron loan is evidenced by a Multifamily Note in the principal amount of $20,000,000, or the Kedron Note, and is secured by both a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, conveying the Kedron property and granting a security interest in its fixtures and personal property, or the Kedron Deed, as well as a Guaranty executed by us as the guarantor of the Kedron loan, or the Kedron Guaranty. The Kedron loan matures on July 1, 2015 and bears interest at an adjustable interest rate, as defined in the Kedron Note; however, in no event will the adjustable interest rate exceed 6.5% per annum. The Kedron loan provides for interest-only payments due on the first day of each calendar month, beginning on August 1, 2008. If any monthly installment that is due is not received by the lender within five days after the installment is due, the Kedron loan provides for a late charge equal to 5.0% of such monthly installment. In the event of default, the Kedron loan also provides for a default interest rate of 4.0% above the adjustable interest rate, or the maximum interest rate permitted by applicable law. The Kedron loan may be prepaid in whole but not in part, subject to a prepayment premium. In the event of prepayment, the amount of prepayment premium will be paid according to the prepayment premium schedule listed in the Kedron Note. The Kedron loan documents contain customary representations, warranties, covenants and indemnities.

Wachovia Loan

As previously reported in the Current Report on Form 8-K we filed on November 7, 2007, we entered into a loan agreement for a revolving $10,000,000 loan with Wachovia, or the Wachovia loan. On June 26, 2008, in connection with the Wachovia loan, we entered into a Third Amendment to and Waiver of Loan Agreement with Wachovia, or the Wachovia amendment. In connection with the Wachovia amendment, we secured the Amended and Restated Promissory Note which we entered into with Wachovia on March 31, 2008 by executing a Third Amended and Restated Pledge Agreement (Membership and Partnership Interests), or the Wachovia pledge agreement. The Wachovia pledge agreement grants a security interest in 100% of Grubb & Ellis Apartment REIT Holdings, L.P.’s, our operating partnership, or Holdings, Class B membership interests, as defined in the Wachovia pledge agreement, in each of G&E Apartment REIT Creekside Crossing, LLC and G&E Apartment REIT Kedron Village, LLC, which constitutes a 49% interest in each of G&E Apartment REIT Creekside Crossing, LLC and G&E Apartment REIT Kedron Village, LLC. The material terms of the Wachovia amendment temporarily extends the aggregate principal amount available under the Wachovia loan to $16,000,000, until the amount of the overage advanced, as defined in the Wachovia amendment, has been repaid in full. On June 26, 2008, we borrowed $16,000,000 under the Wachovia loan, which was applied towards the purchase price of both the Creekside property and Kedron property, including their respective closing costs.

Unsecured Loan

On June 27, 2008, in connection with our acquisition of the Kedron property, we, through Holdings, entered into an unsecured loan with NNN Realty Advisors, as evidenced by an Unsecured Promissory Note in the principal amount of $3,700,000, or the Unsecured Note. The Unsecured Note matures on December 27, 2008. The Unsecured Note bears interest at a fixed rate of 4.95% per annum and requires monthly interest-only payments beginning on August 1, 2008 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 6.95% per annum. Since NNN Realty Advisors is an indirect, wholly owned subsidiary of our sponsor, this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the Creekside loan, Kedron loan, Wachovia Loan and the unsecured loan are qualified in their entirety by the terms of the Creekside Note, Creekside Deed, Creekside Guaranty, Kedron Note, Kedron Deed, Kedron Guaranty, Third Amendment to and Waiver of Loan Agreement, Third Amended and Restated Pledge Agreement and Unsecured Note, attached hereto as Exhibits 10.6 through 10.14 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 2, 2008, we issued press releases announcing the acquisition of the Creekside property and the Kedron property. Copies of the press releases, which are hereby incorporated into this filing in their entirety, are attached to this Current Report on Form 8-K as Exhibit 99.1 and 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and 99.2 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 12, 2008

10.2 First Amendment to Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 18, 2008

10.3 Purchase and Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Creekside Crossing, LLC, dated June 26, 2008

10.4 Purchase and Sale Agreement by and between AMLI at Peachtree City-Phase I, LLC, AMLI at Peachtree City-Phase II, LLC and Grubb and Ellis Realty Investors, LLC, dated June 23, 2008

10.5 Assignment and Assumption of Real Estate Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Kedron Village, LLC, dated June 27, 2008

10.6 Multifamily Note by G&E Apartment REIT Creekside Crossing, LLC to the order of Capmark Bank for Freddie Mac, dated June 26, 2008

10.7 Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Creekside Crossing, LLC and Capmark Bank, dated June 26, 2008

10.8 Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 26, 2008

10.9 Multifamily Note by G&E Apartment REIT Kedron Village, LLC to the order of Capmark Bank for Freddie Mac, dated June 26, 2008

10.10 Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Kedron Village, LLC and Capmark Bank, dated June 26, 2008

10.11 Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 26, 2008

10.12 Third Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated June 26, 2008

10.13 Third Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated June 26, 2008

10.14 Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated June 27, 2008

99.1 Grubb & Ellis Apartment REIT, Inc. Press Release, dated July 2, 2008

99.2 Grubb & Ellis Apartment REIT, Inc. Press Release, dated July 2, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

July 2, 2008	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 12, 2008
10.2	First Amendment to Purchase and Sale Agreement by and between Atlanta Creekside Gardens Associates, LLC and Grubb & Ellis Realty Investors, LLC, dated June 18, 2008
10.3	Purchase and Sale Agreement Assignment by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Creekside Crossing, LLC, dated June 26, 2008
10.4	Purchase and Sale Agreement by and between AMLI at Peachtree City-Phase I, LLC, AMLI at Peachtree City-Phase II, LLC and Grubb and Ellis Realty Investors, LLC, dated June 23, 2008
10.5	Assignment and Assumption of Real Estate Purchase Agreement by and between Grubb & Ellis Realty Investors, LLC and G&E Apartment REIT Kedron Village, LLC, dated June 27, 2008
10.6	Multifamily Note by G&E Apartment REIT Creekside Crossing, LLC to the order of Capmark Bank for Freddie Mac, dated June 26, 2008
10.7	Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Creekside Crossing, LLC and Capmark Bank, dated June 26, 2008
10.8	Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 26, 2008
10.9	Multifamily Note by G&E Apartment REIT Kedron Village, LLC to the order of Capmark Bank for Freddie Mac, dated June 27, 2008
10.10	Multifamily Deed of Trust, Assignment of Rents and Security Agreement by G&E Apartment REIT Kedron Village, LLC and Capmark Bank, dated June 27, 2008
10.11	Guaranty by G&E Apartment REIT, Inc. for the benefit of Capmark Bank, dated June 27, 2008
10.12	Third Amendment to and Waiver of Loan Agreement between Grubb & Ellis Apartment REIT, Inc. and Wachovia Bank, National Association, dated June 26, 2008
10.13	Third Amended and Restated Pledge Agreement by and between Wachovia Bank, National Association and Grubb and Ellis Apartment REIT Holdings, L.P., dated June 26, 2008
10.14	Unsecured Promissory Note by Grubb & Ellis Apartment REIT Holdings, LP in favor of NNN Realty Advisors, Inc., dated June 27, 2008
99.1	Grubb & Ellis Apartment REIT, Inc. Press Release, dated July 2, 2008
99.2	Grubb & Ellis Apartment REIT, Inc. Press Release, dated July 2, 2008